Exhibit 10.3

EXECUTION COPY

CONSENT AND AMENDMENT NO. 22 TO CREDIT AGREEMENT

This CONSENT AND AMENDMENT NO. 22 TO CREDIT AGREEMENT (this “Amendment”) is dated as of March 4, 2011 by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation (“ITG”), the other Borrowers and Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself and as Agent (“Agent”), and the other Lenders signatory hereto.  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, Borrowers, the other Credit Parties, the Agent and the Lenders entered into that certain Credit Agreement dated as of December 29, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement have agreed to an amendment to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1   Consent and Authorization.  Each of the Lenders signatory hereto hereby (i) acknowledges and agrees that the Net Proceeds of each sale by ITG or any Subsidiary to Bank of America, N.A. of Specified Receivables pursuant to and in accordance with the Specified Receivables Purchase Agreement shall be delivered by the Borrowers to the Agent, for distribution to the Lenders as a prepayment of the Loans owing by the Borrowers, which prepayment shall be applied in accordance with subsection 1.8(d)(ii)(B) of the Credit Agreement but shall not result in a permanent reduction of the Revolving Loan Commitment and (ii) authorizes and directs the Agent to execute and deliver or to direct the execution and delivery of, as applicable, the Release of Certain Accounts Receivable, substantially in the form attached as Exhibit I hereto.

2   Amendments to Credit Agreement.

2.1   Section 4.2(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

 “(i)           no later than five (5) Business Days prior to termination by ITG of the Specified Receivables Purchase Agreement and/or the transactions contemplated thereby, Borrower Representative, on behalf of the Borrowers, shall provide Agent written notice of such termination;”

2.2   Section 5.1 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (v) thereof, (ii) deleting the “.” at the end of clause (w) thereof and replacing it with “; and” and (iii) inserting the following new clause (x) thereto immediately at the end thereof:

“(x)           Liens on the Specified Receivables solely to the extent the sale and purchase of such Specified Receivables pursuant to the Specified Receivables Purchase Agreement is deemed to be a financing arrangement between the parties thereto or if for any reason ownership of the Specified Receivables is deemed to be vested in ITG or any Subsidiary.”

2.3   Section 5.2 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (j) thereof, (ii) deleting the “.” at the end of clause (k) thereof and replacing it with “; and” and (iii) inserting the following new clause (l) thereto immediately at the end thereof:

“(l)           the sale to Bank of America, N.A. of Specified Receivables pursuant to and in accordance with the Specified Receivables Purchase Agreement; provided that the Net Proceeds of each such sale shall be delivered by the Borrowers to the Agent, for distribution to the Lenders as a prepayment of the Loans owing by the Borrowers, which prepayment shall be applied in accordance with subsection 1.8(d)(ii)(B) hereof but shall not result in a permanent reduction of the Revolving Loan Commitment.”

2.4   Section 5.5 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (i) thereof, (ii) deleting the “.” at the end of clause (j) thereof and replacing it with “; and” and (iii) inserting the following new clause (k) thereto immediately at the end thereof:

“(k)           Indebtedness owing to Bank of America, N.A. under the Specified Receivables Purchase Agreement, solely to the extent the sale and purchase of Specified Receivables pursuant to the Specified Receivables Purchase Agreement is deemed to be a financing arrangement between the parties thereto.”

2.5   Section 11.1 of the Credit Agreement is hereby amended by inserting the following defined terms in proper alphabetical order thereto:

““Specified Receivables” means U.S. dollar denominated receivables originated by ITG or any Subsidiary and due from VF Corporation or one of its Scheduled Affiliates (as defined in the Specified Receivables Purchase Agreement).”

““Specified Receivables Purchase Agreement” means that certain SCF Supplier Receivables Purchase Agreement (U.S.), dated as of March 4, 2011, among ITG, certain of its Subsidiaries and Bank of America, N.A., as such agreement may be amended from time to time in a manner not adverse to the Agent and the Lenders.”

2.6    Schedule 1.12 to the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit II attached hereto.

3   Representations and Warranties.  In order to induce Agent and the Lenders to enter into this Amendment, each Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

(a)    the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate and partnership action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms; and

(b)    upon the effectiveness of this Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby.

4   Conditions to Effectiveness.  This Amendment shall be effective on the date when this Amendment shall have been duly executed and delivered by each Borrower, each other Credit Party party hereto, Agent and the Required Lenders.

5   Miscellaneous.

5.1   Effect; Ratification.

(a)    Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  Without limiting the generality of the foregoing, each Credit Party reaffirms its guaranty of the Obligations and the Liens securing those guaranties.

(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c)    Each Credit Party acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent and the Lenders of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

5.2   Counterparts and Signatures by Fax.  This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.  Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

5.3   Severability.  In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

5.4   Loan Document.  This Amendment shall constitute a Loan Document.

5.5   GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:

INTERNATIONAL TEXTILE GROUP, INC.
BURLINGTON INDUSTRIES LLC
CONE JACQUARDS LLC
CONE DENIM LLC
CARLISLE FINISHING LLC
SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC.

By:	/s/ Craig J. Hart
Name:	Craig J. Hart
Title:	Vice President & Treasurer

NARRICOT INDUSTRIES LLC

By: International Textile Group, Inc., its sole member

By:	/s/ Craig J. Hart
Name:	Craig J. Hart
Title:	Vice President & Treasurer

[Signature Page to Amendment No. 22 to Credit Agreement]

OTHER CREDIT PARTIES:

APPAREL FABRICS PROPERTIES, INC.
BURLINGTON INDUSTRIES V, LLC
CONE ADMINISTRATIVE AND SALES LLC
CONE INTERNATIONAL HOLDINGS II, INC.
INTERNATIONAL TEXTILE GROUP ACQUISITION GROUP LLC
BURLINGTON WORLDWIDE INC.
CONE DENIM WHITE OAK LLC
CONE INTERNATIONAL HOLDINGS, INC.
CONE ACQUISITION LLC
WLR CONE MILLS IP, INC.

By:	/s/ Craig J. Hart
Name:	Craig J. Hart
Title:	Vice President & Treasurer

VALENTEC WELLS, LLC

By: International Textile Group, Inc., its sole member

By:	/s/ Craig J. Hart
Name:	Craig J. Hart
Title:	Vice President & Treasurer

[Signature Page to Amendment No. 22 to Credit Agreement]

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender

By:	/s/Donald J. Cavanagh
Title:	Its Duly Authorized Signatory

[Signature Page to Amendment No. 22 to Credit Agreement]

UBS LOAN FINANCE LLC, as a Lender

By:	/s/Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

[Signature Page to Amendment No. 22 to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/John Yankauskas
Name:	John Yankauskas
Title:	Senior Vice President

[Signature Page to Amendment No. 22 to Credit Agreement]

EXHIBIT I

Form of  Release

[see attached]

EXHIBIT II

Schedule 1.12

[see attached]